FOR IMMEDIATE RELEASE MCCORMICK TO ACQUIRE RECKITT BENCKISER’S FOOD DIVISION McCormick Strengthens Flavor Leadership with Addition of Iconic Products, Including Frank’s RedHot® Hot Sauce & French’s® Mustard SPARKS, Md., – July 18, 2017 – McCormick & Company Inc. (NYSE: MKC), a global leader in flavor, today announced that it has signed a definitive agreement to acquire Reckitt Benckiser’s Food Division (“RB Foods”) from Reckitt Benckiser Group plc (“RB”) for $4.2 billion, subject to certain customary purchase price adjustments. • Addition of Frank’s RedHot Hot Sauce, French’s Mustard and other iconic, market-leading products strengthens McCormick’s leadership in the attractive Condiments category and advances the Company’s vision to Bring the Joy of Flavor to Life • McCormick to advance from current position of #10 to a leading position in U.S. Condiments category • Acquisition provides a leadership position in the advantaged Hot Sauce Category with Frank’s RedHot, the #1 brand in the U.S. and Canada • Combined pro forma 2017 annual net sales are expected to be approximately $5 billion with significant margin accretion • McCormick will integrate RB Foods into its Consumer and Industrial segments and will retain the brand names of French’s, Frank’s RedHot and Cattlemen’s® “The acquisition of RB Foods strengthens McCormick’s flavor leadership with the addition of the iconic French’s and Frank’s RedHot brands to our portfolio, which will become our number two and number three brands, respectively,” said Lawrence E. Kurzius, Chairman, President and Chief Executive Officer. “RB Foods’ focus on creating products with simple, high-quality ingredients makes it a perfect match for McCormick as we continue to capitalize on the growing consumer interest in healthy, flavorful eating. The addition of Frank’s RedHot Hot Sauce, the clear consumer favorite in an attractive and high-growth category, French’s Mustard and the other beloved products enables McCormick to become a one-stop shop for condiment, spice and seasoning needs, providing our customers and consumers with an even more diverse and complete flavor product offering. RB Foods’ track record of creating market-leading products and its dedicated state-of-the-art manufacturing facility are a strong complementary fit that we expect will strengthen McCormick’s business opportunities as we expand our presence in condiments, a core category for the Company in the U.S. and internationally.” Mr. Kurzius continued, “This transaction reinforces our focus on growth, reflecting McCormick’s commitment to making every meal and moment better and driving significant shareholder value. We have great respect for RB Foods and the strong business its employees have built. McCormick will be able to grow these brands in new and unique ways through our proven track record of insight-driven innovation and the ability to leverage our global footprint. We are confident McCormick is the perfect home for RB Foods’ popular brands and employees.” RB Foods is a leader in the growing U.S. Condiments market, with a portfolio of iconic brands and a loyal consumer following. Frank’s RedHot Hot Sauce, French’s Mustard, French’s Crispy Vegetables and Cattlemen’s BBQ Sauce have all captured attractive market share positions in their respective categories. Frank’s RedHot has a passionate consumer following and is the number one brand in its market in the U.S and Canada, with growth outpacing the category. French’s Mustard is also number one in its category in the U.S. and Canada. McCormick Believes Combining These Powerful Brands Will Drive Significant Shareholder Value • Enhance McCormick’s Scale and Increase Growth Through the Expansion of its Portfolio and Consumer Base: McCormick anticipates that the Hot Sauce Category will continue to see robust growth, and with insight-driven innovation and a passionate and increasing fan base, there are significant opportunities for expansion. The Company expects McCormick’s growing global millennial household penetration to create substantial upside for Frank’s RedHot and the other acquired brands, increasing their respective consumer bases. McCormick also expects revenue synergies as a result of leveraging seasonal Holiday promotions and Grilling events that include other McCormick iconic products like Lawry’s®, Grill Mates® and our other global branded spices, herbs and extracts. • Drive Branded Foodservice within our Industrial Segment: In addition to retail, RB Foods’ brands have attractive positions across Hot Sauce, Mustard, Crispy Vegetable and BBQ Sauce sold through the U.S. and Canadian Foodservice channels. We expect these products to build upon McCormick’s Industrial segment growth by increasing the size of that segment’s Foodservice sales by over 50% in the U.S. and Canada. French’s and Frank’s RedHot are ideal additions to McCormick’s tabletop offering and its established products. • Leverage our Global Scale: McCormick expects to leverage its international infrastructure, which already includes condiment consumer insight, sales and supply chain expertise, to significantly expand the global presence of Frank’s RedHot and French’s, which we expect will result in substantial growth and increased household penetration. • Realize Significant Cost Synergy Opportunities: As a result of increased scale, McCormick expects to achieve cost synergies of approximately $50 million, the majority of which will be achieved by 2020, with anticipated synergies split between selling, general and administrative expenses and cost of goods sold. • Generate Margin Expansion: With the addition of RB Foods’ business, McCormick expects to achieve meaningful accretion to its margins and adjusted earnings per share, excluding transaction and integration costs, and will achieve additional favorable impacts following the realization of targeted synergies.

The transaction is expected to be completed in the third or fourth quarter of McCormick’s fiscal 2017. The transaction is subject to customary closing conditions, including applicable regulatory approvals. McCormick has obtained committed bridge financing and expects to permanently finance the transaction through a combination of debt and equity. Upon closing of the acquisition, McCormick’s leverage ratio will increase, but the Company is committed to maintaining an investment grade credit rating and returning to its current credit profile over the longer term. As part of this commitment, McCormick will maintain its dividend policy, curtail its share repurchase program and will deleverage the balance sheet with anticipated strong cash flow generation. Conference Call and Webcast Lawrence Kurzius, Chairman, President and Chief Executive Officer and Mike Smith, McCormick’s Executive Vice President & CFO, will host a conference call tomorrow, July 19, 2017, at 8:00 AM ET to discuss this announcement with the financial community. The conference call can be accessed by dialing (877) 407-8291 (U.S. / Canada) or (201) 689-8345 (International) and giving the passcode 13667123. A replay of the call will be available until August 9, 2017, at 12:00 AM ET by dialing (877) 660-6853 (U.S./Canada) or (201) 612-7415 (International) and by entering the passcode 13667123. The webcast and accompanying presentation of the conference call will be available on McCormick’s website (ir.mccormick.com) prior to the start of the call. Advisors Credit Suisse and Cleary Gottlieb Steen & Hamilton LLP are serving as financial advisor and legal counsel, respectively, to McCormick in connection with the transaction. About McCormick McCormick & Company, Incorporated is a global leader in flavor. With $4.4 billion in annual sales, the company manufactures, markets and distributes spices, seasoning mixes, condiments and other flavorful products to the entire food industry – retail outlets, food manufacturers and foodservice businesses. Every day, no matter where or what you eat, you can enjoy food flavored by McCormick. McCormick Brings the Joy of Flavor to Life™. For more information, visit www.mccormickcorporation.com. Forward-looking Information Certain information contained in this release that are not statements of historical or current fact constitute "forward-looking statements" within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as "may," "will," "expect," "should," "anticipate," "intend," "believe" and "plan." The forward-looking statements contained in this release include, without limitation, statements related to: the planned acquisition of RB Foods and the timing and financing thereof; the ability to obtain regulatory approvals and meet other closing conditions for the planned acquisition; the expected impact of the planned acquisition, including among others, on the company’s net sales, expected trends in net sales, earnings performance and other financial measures; expectations regarding improved scale, growth potential in various products, geographies and market categories, including the impact from innovation, a more diverse product offering and millennial household penetration; expectations regarding growth in the Hot Sauce category; the realization of anticipated cost synergies, margin expansion and adjusted earnings per share accretion from the acquisition; the ability to retain key personnel; and the anticipated sufficiency of future cash flows to enable the payments of interest and repayment of short- and long-term debt as well as quarterly dividends. These and other forward-looking statements are based on management's current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable anti-trust legislation and other regulatory and third party consents and approvals; potential volatility in the capital markets and impact on the ability to complete the proposed debt and equity financing necessary to satisfy the purchase price; failure to retain key management and employees of RB Foods; issues or delays in the successful integration of RB Foods’ operations with those of the Company, including incurring or experiencing unanticipated costs and/or delays or difficulties; difficulties or delays in the successful transition of the RB Foods’ business from the information technology systems of RB to those of McCormick as well as risks associated with other integration or transition of the operations, systems and personnel of RB Foods, each, as applicable, within the term of the six-month post-closing transition services agreement between McCormick and RB; future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; unfavorable reaction to the acquisition by customers, competitors, suppliers and employees; conditions affecting the industry generally; local and global political and economic conditions; conditions in the securities market that are less favorable than expected; and changes in the level of capital investment, and other risks described in the company's filings with the Securities and Exchange Commission, including McCormick’s Annual Report on Form 10-K for the year ended November 30, 2016. Actual results could differ materially from those projected in the forward-looking statements. The company undertakes no obligation to update or revise publicly, any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law. # # # For information contact: Investor Relations: Kasey Jenkins (410-771-7140 or kasey_jenkins@mccormick.com) Corporate Communications: Lori Robinson (410-527-6004 or lori_robinson@mccormick.com)

McCormick to Acquire Reckitt Benckiser's Food Division

COMBINING POWERFUL BRANDS TO MAKE EVERY MEAL AND MOMENT BETTER

ICONIC PRODUCTS TO BECOME PART OF MCCORMICK'S GLOBAL FLAVOR PORTFOLIO



FRANK'S REDHOT ® HOT SAUCE

- No. 1 Hot Sauce in U.S and Canada
- Passionate Consumer Following



FRENCH'S ® MUSTARD

- No. 1 Mustard in U.S. and Canada
- Classic Americana



CATTLEMEN'S ® BBQ SAUCE

- A Leading BBQ Sauce in U.S. Foodservice

TRANSACTION HIGHLIGHTS

LEADING BRANDS IN KEY FLAVOR CATEGORIES

RB Foods' brands have attractive positions across Hot Sauce, Mustard, Crispy Vegetables and BBQ Sauce categories in the U.S. and Canadian markets

Frank's RedHot has grown faster than competing hot sauce brands and is driving growth in the category

INCREASED POTENTIAL FOR GROWTH GLOBALLY

Acquisition will leverage McCormick's International infrastructure to significantly expand French's and Frank's RedHot's global presence

Goal is to expand Frank's RedHot to No. 1 global Hot Sauce brand

Increased household penetration and innovation in existing markets

INCREASES SIZE OF MCCORMICK'S BRANDED FOODSERVICE SALES BY OVER 50% IN THE U.S. AND CANADA

Significant expected synergies between RB Foods and McCormick brands in Fast Casual and other channels

New and improved tabletop proposition

ONE-STOP SHOP FOR CUSTOMERS AND CONSUMERS

McCormick will provide flavor solutions that include condiments, as well as spices and seasonings

Offering better-for-you products with natural, simple ingredients



EXPECT TRANSACTION WILL DRIVE SIGNIFICANT SHAREHOLDER VALUE AND INCREASE GROWTH

- Approx. $5 Billion of Pro Forma 2017 Annual Net Sales
- Approx. $1 Billion Pro Forma 2017 Adjusted EBITDA
- Meaningful Margin Expansion
- Accretive to Adjusted EPS

ADVANCING MCCORMICK'S VISION TO BRING THE JOY OF FLAVOR TO LIFE

Passion for FLAVOR®

Power of PEOPLE®

Taste you TRUST®

Driven to INNOVATE

Purpose-led PERFORMANCE

Non-GAAP Financial Measures Certain disclosures in this fact sheet represent non-GAAP financial measures which are prepared as a complement to our financial measures prepared in accordance with United States generally accepted accounting principles (“GAAP”). As a result of the significance of this pending acquisition, the Company is modifying how we define certain non-GAAP financial measures. We define “Adjusted EBITDA” as net income before interest, income taxes, depreciation and amortization, and as further adjusted for cash and non-cash acquisition-related expenses (which may include the effect of the fair value adjustment of acquired inventory on cost of goods sold); and certain gains or losses (which may include third party fees and expenses, and integration costs). The Company’s estimate of the combined revenue and Adjusted EBITDA of McCormick and RB Foods is based only on projected financial information as of the date hereof. The Company believes that Adjusted EBITDA is useful to investors in evaluating the Company’s operating performance and liquidity because (i) it is a widely used to measure a company’s operating performance without regard to items such as depreciation and amortization, which can vary depending upon accounting methods and the book value of assets, (ii) it presents a meaningful measure of corporate performance exclusive of the Company’s capital structure and is the method by which we evaluate acquisitions, and (iii) it is a widely accepted financial indicator of a company’s ability to service its debt. These non-GAAP financial measures may be considered in addition to results prepared in accordance with GAAP, but should not be considered a substitute for, or superior to, GAAP results. In addition, these non-GAAP financial measures may not be comparable to similarly titled measures of other companies because other companies may not calculate them in the same manner that we do. We intend to continue to provide these non-GAAP financial measures as part of our future earnings discussions and, therefore, the inclusion of these non-GAAP financial measures will provide consistency in our financial reporting. We have not provided a reconciliation of these non-GAAP financial measures to the related GAAP financial measures as these non-GAAP measures are solely associated with forward-looking information and such reconciliations would require unreasonable efforts at this time to forecast and quantify certain amounts that are necessary for such reconciliation including adjustment that could be made for matters including, but not limited to, cash and non-cash acquisition related expenses, gains and losses, both as previously described, and other charges reflected in the Company’s reconciliation of historic amounts, the amounts of which, based on historical experience could be significant. Forward-looking Information Certain information contained in this fact sheet that are not statements of historical or current fact constitute “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934. These statements may be identified by the use of words such as “may,” “will,” “expect,” “should,” “anticipate,” “intend,” “believe” and “plan.” The forward-looking statements contained in this fact sheet include, without limitation, statements related to: the planned acquisition of RB Foods and the timing and financing thereof; the ability to obtain regulatory approvals and meet other closing conditions for the planned acquisition; the expected impact of the planned acquisition, including among others, on the company’s net sales, expected trends in net sales and earnings performance and other financial measures; expectations regarding improved scale, growth potential in various products, geographies and market categories, including the impact from innovation, a more diverse product offering and millennial household penetration; expectations regarding growth in the Hot Sauce category; the realization of anticipated cost synergies, margin expansion and adjusted earnings per share accretion from the acquisition; the ability to retain key personnel; and the anticipated sufficiency of future cash flows to enable the payments of interest and repayment of short- and long-term debt as well as quarterly dividends. These and other forward-looking statements are based on management’s current views and assumptions and involve risks and uncertainties that could significantly affect expected results. Results may be materially affected by factors such as: risks associated with acquisitions generally, such as the inability to obtain, or delays in obtaining, required approvals under applicable anti-trust legislation and other regulatory and third party consents and approvals; potential volatility in the capital markets and impact on the ability to complete the proposed debt and equity financing necessary to satisfy the purchase price; failure to retain key management and employees of RB Foods; issues or delays in the successful integration of RB Foods’ operations with those of the Company, including incurring or experiencing unanticipated costs and/or delays or difficulties; difficulties or delays in the successful transition of the RB Foods’ business from the information technology systems of RB to those of McCormick as well as risks associated with other integration or transition of the operations, systems and personnel of RB Foods, each, as applicable, within the term of the six-month post-closing transition services agreement between McCormick and RB; future levels of revenues being lower than expected and costs being higher than expected; failure or inability to implement growth strategies in a timely manner; unfavorable reaction to the acquisition by customers, competitors, suppliers and employees; conditions affecting the industry generally; local and global political and economic conditions; conditions in the securities market that are less favorable than expected; and changes in the level of capital investment, and other risks described in the company’s filings with the Securities and Exchange Commission, including McCormick’s Annual Report on Form 10-K for the year ended November 30, 2016. Actual results could differ materially from those projected in the forward-looking statements. The company undertakes no obligation to update or revise publicly, any forward- looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.